EXHIBIT 99.1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned, in his capacity as the Chief Executive Officer and Chief Financial Officer, respectively, of the general partners of Boston Celtics Limited Partnership and Boston Celtics Limited Partnership II (collectively, the "Registrants"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

      * the annual report of the Registrants on Form 10-K for the period ended June 30, 2002 fully complies with the requirements of
          Section 13(a) of the Securities Exchange Act of 1934; and
      * the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Registrants.

Dated:  September 27, 2002



/s/  Paul E. Gaston
-----------------------
Paul E. Gaston
Chief Executive Officer



/s/  Richard G. Pond
-----------------------
Richard G. Pond
Chief Financial Officer


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